Exhibit 99.1

Actelis Networks Appoints Industry Veteran Niel Ransom to Board of Directors, Enhancing Leadership in Secure Networking and Critical Infrastructure

Niel Ransom, a leader in networking, cybersecurity, and networking technology, joins Actelis as the company continues to strengthen its position in secure, high-performance networking for critical infrastructure, government, and intelligent transportation systems (ITS)

FREMONT, Calif., February 04, 2025 – Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT and broadband applications, today announced the appointment of Dr. Niel Ransom, an industry veteran in networking, cybersecurity, and deep-tech investments, to its Board of Directors, effective immediately.

Dr. Ransom is an industry luminary with nearly five decades of experience in networking and communications technology. He began his career at Bell Labs, contributing to industry-first innovations in applied research and product development. He later held pivotal leadership roles, including directing the Advanced Technology Center at BellSouth and serving as Corporate CTO of Alcatel, where he led global R&D investments and M&A strategy. He has served on the boards of multiple publicly listed companies, including ECI Telecom, Applied Micro, Cyan, and Radisys, as well as ten private technology firms, two of which he chaired. Most recently, he was a Partner at Celesta Capital, investing in and advising deep-tech startups.

His experience extends to optical networking, mobile edge computing, and broadband access solutions, making him an invaluable addition as Actelis continues expanding its leadership in cybersecurity-driven networking for critical infrastructure, government, and intelligent transportation systems (ITS). Dr. Ransom holds a Ph.D. in Electrical Engineering from the University of Notre Dame and an MBA from the University of Chicago.

Ransom’s appointment follows the retirement of Joseph (Yossi) Moscovitz from the Actelis Board, effective February 1, 2025. The Company thanks Moscovitz for his contributions and leadership during his tenure.

“I am excited to join Actelis at this critical juncture,” said Dr. Niel Ransom. “With the increasing demand for secure, high-speed networking solutions, Actelis is uniquely positioned to address key challenges in cybersecurity, edge networking, and critical infrastructure. I look forward to working with the team to accelerate growth and innovation.”

“We are thrilled to welcome Niel to the Actelis Board,” said Tuvia Barlev, Chairman and CEO of Actelis Networks. “His strategic vision and deep knowledge of communications, network security, and emerging technologies will be instrumental as strengthen our leadership in cyber-hardened hybrid-fiber networking solutions and cyber awar networking. We also want to thank Yossi Moscovitz for his valuable contributions to Actelis and his dedication to the company during his tenure.”

Dr. Niel ransom’s detailed bio is availble in the Company’s latest filings with the Securities and Exchange Commission (SEC) on form 8-K. at http://www.sec.gov.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber-copper, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its “Cyber Aware Networking” initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience.

For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact

ARX | Capital Markets Advisors

North American Equities Desk

actelis@arxadvisory.com